INCOME TAXES	12 Months Ended
Dec. 31, 2012
INCOME TAXES
INCOME TAXES

NOTE 15—INCOME TAXES

Cayman Islands

        Under the current tax laws of Cayman Islands, the Company and its subsidiaries are not subject to tax on their income or capital gains. In addition, upon payment of dividends by the Company to its shareholders, no Cayman Islands withholding tax will be imposed.

        United States and foreign income (loss) before income taxes and minority interest were as follows:

	Years ended December 31,
	2012	2011	2010
	(in thousands)
United States	$13,061	$18,671	$(44,144)
Foreign	(45,013)	(3,976)	(18,031)

Total	$(31,952)	$14,695	$(62,175)

        The components of the provision (benefit) for income taxes are as follows:

	Years ended December 31,
	2012	2011	2010
	(in thousands)
Current
Federal	$—	$17	$335
State	(40)	217	(9)
Foreign	4,643	2,339	3,554

Total Current	4,603	2,573	3,880

Deferred
Federal	—	—	—
State	—	—	—
Foreign	(2,211)	345	(765)

Total Deferred	(2,211)	345	(765)

Total	$2,392	$2,918	$3,115

        As of December 31, 2012, the Company had gross unrecognized tax benefits of approximately $54.0 million and had certain deferred tax assets and the federal tax benefit of state income tax items totaling $41.7 million. Of the total $54.0 million gross unrecognized tax benefits, $12.3 million related to tax benefits that, if recognized, would impact the annual effective tax rate.

        The Company's policy is to recognize interest expense and penalties related to the above unrecognized tax benefits as a component of income tax expense. During 2012, the total amount of interest and penalties recognized in the statement of income was $0.4 million. The Company had accrued interest and penalties of approximately $3.8 million as of December 31, 2012 and approximately $3.9 million as of December 31, 2011.

        The Company is subject to taxation in the U.S. federal jurisdiction and various U.S. state and foreign jurisdictions. The Company is also under audit by the taxing authorities in China on a recurring basis. The material jurisdictions that the Company is subject to examination are in the United States and China. The Company's tax years for 2002 through 2012 are still open for examination in China. The Company's tax years for 2005 through 2012 are still open for examination in the United States.

        FASB ASC 740-10 establishes criteria for recognizing or continuing to recognize only more-likely-than-not tax positions, which may result in income tax expense volatility in future periods. While the Company believes that it has adequately provided for all tax positions, amounts asserted by taxing authorities could be greater than the Company's accrued position. Accordingly, additional provisions on income tax related matters could be recorded in the future as revised estimates are made or the underlying matters are settled or otherwise resolved.

        As of December 31, 2012, the Company had $54.0 million of gross unrecognized tax benefits, of which $12.3 million related to tax benefits that, if recognized, would impact the annual effective tax rate. The remaining $41.7 million gross unrecognized tax benefits, if recognized, would impact certain deferred tax assets. A summary of the Company's unrecognized tax benefits is as follows:

	Years ending December 31,
	2012	2011	2010
	(in thousands)
Beginning balance-gross unrecognized tax benefits (UTB's)	$55,650	$56,513	$90,597
Additions based on tax positions related to the current year	80	121	2,063
Reductions based on tax positions related to the current year	—	—	(31,222)
Additions for tax positions related to prior years	—	176	352
Reductions for tax positions related to prior years	(1,288)	(1,160)	(3,877)
Settlements	—	—	—
Lapse of statute of limitations	(430)	—	(1,400)

Ending balance—gross unrecognized tax benefits (UTB's)	54,012	55,650	56,513

UTB's as a credit in deferred taxes	(39,402)	(39,758)	(39,758)
Federal benefit of state taxes	(2,312)	(2,338)	(2,338)

UTB's that would impact the effective tax rate	$12,298	$13,554	$14,417

        In establishing its deferred income tax assets and liabilities, the Company makes judgments and interpretations based on the enacted tax laws and published tax guidance applicable to its operations. The Company records deferred tax assets and liabilities and evaluates the need for valuation allowances to reduce the deferred tax assets to realizable amounts. The likelihood of a material change in the Company's expected realization of these assets is dependent on future taxable income and its ability to use foreign tax credit carryforwards and carrybacks.

        A summary of the components of net deferred tax assets is as follows:

	December 31, 2012	December 31, 2011
	(in thousands)
Deferred Tax Assets
Allowances and reserves	$16,743	$39,915
Deferred revenue and customer advances, net	3,349	8,222
Net operating loss carryforward	218,158	238,934
Tax credit carryforwards	103,910	106,243
Capital loss carryforwards	18,785	19,282
Writedown/amortization of intangible assets and goodwill	19,642	26,061
Fixed assets	7,500	6,804
Demo equipment income	7,308	7,463
Accrued warranties	66	780
Other	26,404	23,675

Total Deferred Tax Assets	$421,865	$477,379

Deferred Tax Liabilities
Prepaid expense	(155)	(86)
Deferred taxes on unremitted earnings of subsidiaries	—	(36)
Intangibles	—	(877)
Other	—	(6,369)

Total Deferred Tax Liabilities	$(155)	$(7,368)

Total Deferred Tax Assets (Liabilities)	$421,710	$470,011

Less: Valuation Allowance	$(418,285)	$(469,224)

Total Deferred Tax Assets (Liabilities)	$3,425	$787

        The Company provides for deferred income taxes on the unremitted earnings of foreign subsidiaries unless such earnings are deemed to be permanently reinvested outside the United States. In 2012, the Company has no gross U.S. deferred income tax liability on foreign earnings.

        As of December 31, 2012, the Company still has undistributed earnings of approximately $24.4 million from investments in foreign subsidiaries that are considered permanently reinvested. The determination of the amount of deferred taxes on these earnings is not practicable since the computation would depend on a number of factors that cannot be known until a decision to repatriate the earnings is made.

        As of December 31, 2012, the Company's U.S. federal net operating loss carryforwards were $372.3 million and expire in varying amounts between 2026 and 2032. As of December 31, 2012, state net operating loss carryforwards were $220.2 million and expire in varying amounts between 2013 and 2033. The Company has concluded that these federal and state net operating losses did not meet the more likely than not standard contained in FASB ASC 740-10 and has therefore placed a $141.6 million valuation allowance against the related deferred tax assets. In the event the tax benefits related to the valuation allowance are realized, an immaterial amount would be credited to paid-in capital. As of December 31, 2012, the Company also had net operating loss carryforwards, or NOLs, in China of approximately $429.1 million. The China net operating loss carryforwards will expire in varying amounts between 2014 and 2018. The Company has also concluded that these China net operating losses did not meet the more likely than not standard and has therefore placed a $64.8 million valuation allowance against the related deferred tax assets. As of December 31, 2012, the Company had NOLs in countries other than the U.S. and China. These NOLs are approximately $80.5 million. The majority of the NOLs does not expire and can be carried forward indefinitely. However, the Company concluded these losses did not meet the more likely than not standard and has therefore placed a valuation allowance of $11.8 million against the related deferred tax assets.

        As of December 31, 2012, the Company has U.S. alternative minimum tax credit carryforwards of $1.0 million which have an indefinite life. The Company also has U.S. R&D credit carryforwards of $13.0 million, $2.5 million of the credits have an indefinite life and $10.5 million of the credits expire in varying amounts between 2013 and 2029. The Company has U.S. foreign tax credits of $89.8 million which expire in varying amounts between 2013 and 2022. The Company has concluded that these U.S. tax credit carryforwards did not meet the more likely than not standard contained in FASB ASC 740-10 and has therefore placed a $103.8 million valuation allowance against the related deferred tax assets.

        The difference between the Company's effective income tax rate and the federal statutory rate is reconciled below:

	Years ended December 31,
	2012	2011	2010
	(in thousands)
Federal tax (benefit) at statutory rate	$(11,183)	$5,143	$(21,760)
State tax (benefit)/expense, net of federal income tax benefit	187	645	(918)
Tax benefit of convertible debentures	—	—	—
Stock compensation expense	996	900	1,042
Effect of differences in foreign tax rates	422	1,334	1,853
Tax on unremitted earnings of subsidiaries	—	—	(11)
Effect of tax rate changes on deferred taxes	7	(275)	151
Change in deferred tax valuation allowance	11,511	(3,877)	20,897
Tax credits	(358)	(430)	(1,002)
Other	810	(522)	2,863

Total Tax Expense	$2,392	$2,918	$3,115

        On June 24, 2011, the Company effected the Merger to reorganize the corporate structure of UTStarcom, Inc., a Delaware corporation incorporated in 1991, and its subsidiaries. The Merger resulted in shares of the common stock of UTStarcom, Inc. being converted into the right to receive an equal number of ordinary shares in our capital, which were issued by us in connection with the Merger. Following the Merger, UTStarcom, Inc. became our wholly-owned subsidiary and the Company became the parent company of UTStarcom, Inc. and its subsidiaries. The Company, together with its subsidiaries, continues to conduct its business in substantially the same manner as was conducted by UTStarcom, Inc. and its subsidiaries. The transaction was accounted for as a legal re-organization of entities under common control. The Company remains subject to U.S. taxes at a statutory rate of 35%.

        The China CIT Law became effective on January 1, 2008. Under the CIT Law, China's dual tax system for domestic enterprises and foreign investment enterprises, or FIEs, was effectively replaced by a unified system. The new law establishes a tax rate of 25% for most enterprises and a reduced tax rate of 15% for certain qualified high technology enterprises.

        The CIT Law provides the reduced 15% enterprise income tax rate for qualified high and new technology enterprises. Two of the Company's China subsidiaries, HUTS and UTSC, through which the majority of our business in China is conducted, obtained their High and New Technology Enterprise Certificates, or High-tech Certificates, from the relevant approval authorities on September 19, 2008 and December 30, 2008, respectively, and thereafter were approved to pay CIT at the reduced tax rate of 15%. The approval for the reduced 15% tax rate is valid for three years and applies retroactively from January 1, 2008, subject to possible re-assessment by the approval authorities. During the re-assessment, the tax authority may suspend the implementation of the reduced 15% rate. HUTS's High-tech Certificate renewal was approved on October 14, 2011 while UTSC's High-tech Certificate expired on December 30, 2011. HUTS's approval extends the reduced 15% tax rate terms for three years while UTSC preferential tax rate of 15% has ceased and was subject to a tax rate of 25%. However, since both entities are currently in significant loss positions, the change in tax rate will not have a material adverse impact on the business or liquidity until the two China subsidiaries begin to generate profit and deplete all the net operating loss carry forwards. As a result of the IPTV divestiture, UTSC was no longer a subsidiary of the Company after August 31, 2012.

        In 2011, UTSC's deferred tax assets were revalued at 25% due to its disqualification for the reduced rate of 15%. In 2010, the $0.4 million tax benefit for the effect of tax rate changes is attributable to the revaluation of the Company's deferred tax assets in China related to decrease in tax rates due to the HUTS qualifying for the reduced 15% tax rate in 2008 and the UTSC's likely disqualification for the reduced rate of 15% in 2010.

        As of September 30, 2005, the Company did not believe it was more likely than not that it would generate a sufficient level and proper mix of taxable income within the appropriate period to utilize all the deferred tax assets in China and the United States. As a result of the review undertaken at September 30, 2005, the Company concluded that it was appropriate to establish a full valuation allowance for the net deferred tax assets in China and the United States wherein the cumulative losses weigh heavily in the overall assessment. The Company has continued to provide full valuation allowances since 2005 as it did not believe it was more likely than not that it would generate sufficient taxable income within the appropriate period to utilize those deferred tax assets.

        In 2012, the change in deferred tax valuation allowance of $11.5 million is primarily attributable to the tax expense related to continuing to provide full valuation allowance on the Company's deferred tax assets at December 31, 2012 in the United States and China. In 2011, the change in deferred tax valuation allowance of $3.9 million is primarily attributable to the tax expense related to continuing to provide full valuation allowance on the Company's deferred tax assets at December 31, 2011 in the United States and China. In 2010, the change in deferred tax valuation allowance of $20.9 million is primarily attributable to the tax expense related to continuing to provide a full valuation allowance on the Company's deferred tax assets at December 31, 2010 in the United States and China.

        In 2012, the income tax benefit of $0.4 million related to tax credits is primarily attributable to an increase in the amount of foreign tax credits generated in the United States due to foreign taxes paid. In 2011, the income tax benefit of $0.4 million related to tax credits is primarily attributable to an increase in the amount of foreign tax credits generated in the United States due to foreign taxes paid. In 2010, the income tax benefit of $1.0 million related to tax credits is primarily attributable to an increase in the amount of foreign tax credits generated in the United States due to foreign taxes paid.